UNITED STATES SECURITIES
AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2004

NOVELLUS SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

0-17157 (Commission File Number)	77-0024666 (I.R.S. Employer Identification No.)

4000 North First Street, San Jose, California 95134
(Address of Principal Executive Offices) (Zip Code)

(408) 943-9700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 26, 2004, Novellus Systems, Inc. (the “Registrant”) received a blackout period notice pursuant to Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 from the plan administrator of the Novellus Systems Inc. Retirement Plan (the “Plan”). The blackout period with respect to the Plan is scheduled to begin December 27, 2004 and end during the week of January 23, 2005 (the “Blackout Period”). In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, on December 2, 2004, the Registrant provided the following notice of the Blackout Period to its directors and executive officers:

I.	Background

As you may know, on November 26, 2004, the plan administrator of the Novellus Systems Inc. Retirement Plan (the “Plan”) issued a notice to all participants and beneficiaries under the Plan that the Plan will be changing recordkeepers.

As a result of these changes, participants will not be able to make exchanges or asset allocation changes involving all plan assets, take a loan, or request a distribution for a short period. This period is known as a “blackout period.”

The blackout period is expected to begin on December 27, 2004 and end during the week of January 23, 2005. During these weeks, you can determine free of charge whether the blackout period has started or ended by contacting Vanguard at 1-800-523-1188.

II.	Rules Restricting Insider Trading During Pension Fund Blackout Periods

SEC Regulations and provisions of the Sarbanes-Oxley Act of 2002 prohibit any director or executive officer of Novellus Systems Inc. (the “Company”) from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity security of the Company during a pension plan blackout period that prevents plan participants and beneficiaries from engaging in transactions involving Company equity securities held in their Plan accounts. These prohibitions apply only if the securities acquired or disposed of by you were acquired in connection with your service or employment as a director or executive officer.

III.	Securities Subject to Trading Prohibition

This trading prohibition applies to any equity security of the Company. SEC Rules define the term “equity security” to include both equity securities and derivative securities relating to an equity security, whether or not issued by the Company. The term “derivative security” has the same meaning as under the rules of Section 16 of the Exchange Act.

IV.	Transactions Subject to Trading Prohibition

The trading prohibition covers only equity securities that you have acquired in connection with your service or employment as a director or executive officer. This includes, among other things, securities acquired under a compensatory plan or contract (such as under a stock option, or a restricted stock grant), as a direct or indirect inducement to employment or joining the Board of Directors, and transactions between you and the Company. Securities acquired outside of your service as a director or executive officer (such as shares acquired when you were an employee but not yet an executive officer) are not covered.

However, if you hold both covered shares and non-covered shares, any shares that you sell or otherwise transfer during a blackout period will be treated as “acquired in connection with service or employment as a director or executive officer” unless you establish that the shares were acquired from another source and this identification is consistent with the treatment of the securities for tax purposes and all other disclosure and reporting requirements.

These trading restrictions apply to indirect, as well as direct, acquisitions and dispositions of equity securities where you have a “pecuniary interest” in the transaction. “Pecuniary interest” has the same meaning as under the Section 16 rules. Accordingly, acquisitions or dispositions of equity securities by family members, partnerships, corporations, limited liability companies and trusts are deemed to be acquisitions or dispositions by you as a director or executive officer if you have a pecuniary interest in the equity securities.

Examples of transactions that you may not engage in during the blackout period include:

•	Exercising stock options granted to you in connection with your service as a director or executive officer;

•	Selling Company stock that you acquired by exercising options; and

•	Selling Company stock that you originally received as a restricted stock grant.

V.	Transactions Exempt from Trading Prohibition

Several categories of transactions that occur automatically, are made pursuant to an advance election or are otherwise outside of your control are exempt from the trading restrictions, including:

•	Acquisitions of equity securities under dividend or interest reinvestment plans;

•	Purchases or sales of equity securities that satisfy the affirmative defense conditions of Exchange Act Rule 10b5-1(c);

•	Purchases or sales of equity securities, other than “discretionary transactions” (as defined under the Section 16 rules) pursuant to certain employee benefit plans;

•	Compensatory grants and awards of equity securities pursuant to programs under which grants and awards occur automatically;

•	Exercises, conversions or terminations of certain derivative securities, which, by their terms, occur only on a fixed date, or are exercised, converted or terminated by a counter-party who is not subject to the influence of the director or executive officer;

•	Acquisitions or dispositions of equity securities involving a bona fide gift or a transfer by will or the laws of descent and distribution;

•	Acquisitions or dispositions of equity securities pursuant to a domestic relations order;

•	Sales or other dispositions of equity securities compelled by the laws or other requirements of an applicable jurisdiction;

•	Acquisitions or dispositions of equity securities in connection with a merger, acquisition, divestiture or similar transaction occurring by operation of law; and

•	Increases or decreases in equity securities holdings resulting from a stock split, stock dividend or pro rata rights distribution.

VI.	Penalties

The trading prohibition rules summarized above are complex, and a violation of these rules is a violation of the Exchange Act, subject to possible SEC enforcement action, including criminal and civil penalties. In addition, you can be required to disgorge profits realized by you from a prohibited transaction during a blackout period.

VII.	Additional Information

If you have any questions concerning this notice, you should contact:

Nancy Ellington
Sr. Manager, Compensation, Benefits & HRIS
Novellus Systems, Inc.
4000 N. First Street
San Jose, CA 95134
(408) 570-2832

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELLUS SYSTEMS, INC.
By:	/s/ Kevin S. Royal
Kevin S. Royal
Vice President and Chief Financial Officer

Date: December 2, 2004